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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                                  May 5, 1999
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                                (Date of Report)

                           NATIONAL CITY CORPORATION
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             (Exact name of registrant as specified in its charter)



Delaware                             1-10074                34-1111088
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(State or other jurisdiction       (Commission             IRS Employer
of incorporation)                   File Number)        Identification No.)



1900 East Ninth Street, Cleveland, Ohio                   44114
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(Address of principal executive offices)               (Zip Code)


                                 (216) 575-2000
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              (Registrant's telephone number, including area code)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
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        Information and Exhibits.

The following exhibits are filed herewith and incorporated by reference to Registration Statement No. 333-71207 of National City Corporation:

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits.

         1.1 Underwriting Agreement, dated as of April 28, 1999 between National City Corporation and the underwriters named therein.

         1.2 Terms Agreement, dated as of April 28, 1999 between National City Corporation and the underwriters named therein.

         4.1 Senior Indenture, dated as of April 30, 1999 between National City Corporation and The Bank of New York.

         4.2 Subordinated Indenture, dated as of April 30, 1999 between National City Corporation and The Bank of New York.

         4.3      Form of 6 7/8% Subordinated Note due May 15, 2019.

        23.1      Consent of Ernst & Young LLP.

        23.2      Consent of KPMG LLP.


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                                   Signatures
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        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated May 5, 1999                                   By /s/ Carlton E. Langer
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                                                       Carlton E. Langer
                                                       Vice President
                                                       and Assistant Secretary








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